                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                              --------------------




     Date of Report (Date of earliest event reported):     November 1, 2001
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                                FOOT LOCKER, INC.
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             (Exact name of registrant as specified in its charter)


      New York                               No. 1-10299                    13-3513936
--------------------------------    ------------------------  ------------------------------------
(State or other jurisdiction                (Commission                         (IRS Employer
of incorporation)                           File Number)                      Identification No.)



112 West 34th Street, New York, New York                              10120
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code: (212) 720-3700
                                                    --------------


                            Venator Group, Inc.
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Item 5.    Other Events.

         On November 1, 2001 the Registrant issued a press release announcing that shareholders approved the Registrant's name change from Venator Group, Inc. to Foot Locker, Inc. at a special meeting of shareholders held in New York on November 1, 2001. The results of the proposal to amend the Registrant's Certificate of Incorporation to change its name to Foot Locker, Inc. were as follows:

         Votes For                  Votes Against            Abstentions                Broker Non-Votes
         ---------                  -------------            -----------                ----------------
         121,300,960                  187,821                      72,776                   0

         At the close of business on the record date of September 21, 2001, there were outstanding 139,810,246 shares of the Registrant's Common Stock, par value $0.01 per share ("Common Stock"). There were represented at the meeting, in person or by proxy, 121,561,557 shares of Common Stock. Such shares represented 86.95 percent of the total number of shares of such class of stock outstanding on the record date.

         A copy of the press release announcing the Registrant's name change is attached as Exhibit 99, which, in its entirety, is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

         (c)      Exhibits

                  In accordance with the provisions of Item 601 of Regulation S-K, an index of exhibits is included in this Form 8-K on page 3.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned being hereunto duly authorized.


                                         FOOT LOCKER, INC.
                                         -----------------
                                            (Registrant)


Date:  November 2, 2001                  By: /s/ Gary M. Bahler
                                            --------------------------------
                                            Gary M. Bahler
                                            Senior Vice President,
                                            General Counsel and Secretary

                                FOOT LOCKER, INC.

                                INDEX OF EXHIBITS
                             FURNISHED IN ACCORDANCE
                             WITH THE PROVISIONS OF
                           ITEM 601 OF REGULATION S-K

Exhibit No. in Item 601
    of Regulation S-K                           Description
--------------------------                      -----------
         99                            New Release dated November 1, 2001




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